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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K






                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  MAY 28, 1999
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                Date of Report (Date of earliest event reported)


                          VERITAS SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)


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
        DELAWARE                              000-26247                                   77-0507675
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(State of incorporation)               (Commission file number)              (I.R.S. Employer Identification No.)
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                              1600 PLYMOUTH STREET
                         MOUNTAIN VIEW, CALIFORNIA 94043
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          (Address of principal executive offices, including zip code)


                                 (650) 335-8000
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              (Registrant's telephone number, including area code)


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                                    CONTENTS

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
Item 2:     Acquisition or Disposition of Assets                3

Item 7:     Financial Statements and Exhibits                   4

Signatures                                                      7

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

    On May 28, 1999, Registrant ("New VERITAS" or the "Company"), acquired all of the Seagate Software Network & Storage Management Group ("NSMG") business (the "NSMG Combination"), pursuant to an Amended and Restated Agreement and Plan of Reorganization, dated as of April 15, 1999, among the Company, VERITAS Software Corporation, a Delaware corporation ("Old VERITAS"), Seagate Technology, Inc., a Delaware corporation ("STI"), Seagate Software, Inc., a Delaware corporation ("SSI"), and Seagate Software Network & Storage Management Group, Inc., a Delaware corporation (the "NSMG Combination Agreement"). Under the NSMG Combination Agreement, (i) the Company acquired Old VERITAS through the merger of a wholly-owned subsidiary with and into Old VERITAS, which survived as a wholly-owned subsidiary of the Company (the "VERITAS Merger"); and (ii) SSI, STI and certain of their subsidiaries contributed to the Company tangible and intangible assets used in the NSMG business, including all of the capital stock of certain SSI and STI subsidiaries, and the Company issued shares of its common stock to SSI and offered to employees of SSI who were to become employees of the Company the opportunity to exchange their options to purchase SSI common stock for options to purchase common stock of the Company (the "Seagate Transaction").

    Pursuant to the VERITAS Merger each outstanding share of Old VERITAS common stock, $.001 par value per share, issued and outstanding prior to the effective time of the merger was converted into one share of New VERITAS common stock, $.001 par value per share. Each outstanding option to purchase Old VERITAS common stock, and each outstanding convertible note of Old VERITAS, was assumed and converted into an option, or convertible note, of New VERITAS, at an exercise price per share, or conversion price per share, equal to the exercise or conversion price per share of such Old VERITAS security in effect on May 28, 1999. Old VERITAS remained co-obligor on such convertible notes. Each outstanding right to purchase shares of Old VERITAS common stock under the Old VERITAS employee stock purchase plan was assumed and converted into a right to purchase the same number of shares of New VERITAS common stock.

    Pursuant to the Seagate Transaction, in consideration for the contribution and transfer to New VERITAS of the stock and assets of the NSMG business by STI, SSI and their respective subsidiaries, New VERITAS (i) issued to SSI 34,000,000 shares of its common stock, (ii) offered to issue options to purchase New VERITAS common stock to holders of options to purchase SSI common stock who were to become employees of New VERITAS, at an exchange ratio of 0.657226 shares of New VERITAS common stock for each share of SSI common stock (with a proportionate adjustment in the exercise price of such options), and (iii) agreed to issue to SSI additional shares of New VERITAS common stock to the extent that the shares issued or issuable under clauses (i) and (ii) amounted to less than approximately 40% of the fully-diluted equity interests of New VERITAS.

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    The NSMG business offers network and storage management software solutions which focus on enabling information technology professionals to manage distributed network resources and to secure and protect enterprise data. Its products include features to backup, recover, store and protect data.
Some of the assets acquired by New VERITAS in the Seagate Transaction consisted of real or personal property used in the NSMG business; New VERITAS intends to continue to use those assets in the NSMG business.

     This summary of the provisions of the NSMG Combination Agreement is qualified by reference to the NSMG Combination Agreement, which is incorporated herein by reference to Appendix A to the Prospectus/Proxy Statement that forms a part of the Registration Statement on Form S-4 of New VERITAS, as filed with the Securities and Exchange Commission and declared effective April 22, 1999.

    Registrant, formerly VERITAS Holding Corporation, is now named VERITAS Software Corporation; Old VERITAS is now named VERITAS Operating Corporation.

     On June 1, 1999, New VERITAS acquired TeleBackup Systems Inc. (the "TeleBackup Combination") pursuant to an Amended and Restated Combination Agreement among New VERITAS, Old VERITAS and TeleBackup Systems Inc., an Alberta corporation ("TSI"), dated as of April 12, 1999 (the "TeleBackup Combination Agreement").

    Under the TeleBackup Combination Agreement, TSI amalgamated with a wholly-owned Alberta subsidiary of New VERITAS. Former shareholders of TSI ultimately received either non-voting shares of TeleBackup Exchangeco, Inc., a subsidiary of the Registrant, that are exchangeable for shares of New VERITAS common stock (in the case of properly electing shareholders who were residents of Canada), or they received shares of New VERITAS common stock (for all other former TSI shareholders). In order to afford holders of these exchangeable shares voting rights analogous to those associated with the shares of New VERITAS common stock, New VERITAS issued to a trustee one share of special voting stock carrying a number of votes equal to the number of shares of New VERITAS common stock into which the exchangeable shares are exchangeable.

     Pursuant to the TeleBackup Combination Agreement, New VERITAS issued or reserved for issuance an aggregate of 1,555,000 shares of its common stock for issuance to former shareholders of TSI. New VERITAS, Old VERITAS, Chase Manhattan Bank and affiliates of TSI entered into an Escrow Agreement pursuant to which certificates representing ten percent of the total number of exchangeable shares or shares of New VERITAS Common Stock issuable to the TSI affiliates are deposited as collateral to secure the indemnification obligations of TSI affiliates under the TeleBackup Combination Agreement. Each share of TSI common stock was converted into 0.13233 shares of New VERITAS common stock.

    TSI develops software solutions for local and remote backup and recovery of electronic information stored on networked, remote and mobile personal computers. Mobile users of computers, or users who are remote from their organizations, can automatically backup their systems remotely over transmission mediums such as telephone lines, the Internet or an intranet. Some of the assets acquired by the Company in the TeleBackup Combination consisted of real or personal property used in

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the TSI business; the Company intends to continue to use those assets in the
TSI business.

    Upon consummation of the TeleBackup Combination, New VERITAS issued options to purchase 42,184 shares of its common stock to former holders of options to purchase TSI common stock. Each TSI option was exchanged for an option to purchase a number of shares of New VERITAS common stock equal to the number of TSI common shares subject to the TSI option multiplied by the TSI exchange ratio of 0.13233 shares of New VERITAS common stock for each common share of TSI, and the exercise price was proportionately adjusted.

    This summary of the provisions of the TeleBackup Combination Agreement is qualified by reference to the TeleBackup Combination Agreement, which is incorporated herein by reference to Appendix G to the Prospectus/Proxy Statement that forms a part of the Registration Statement on Form S-4 of the Registrant, as filed with the Securities and Exchange Commission and declared effective April 22, 1999.

    Registrant and SSI and STI entered into a Stockholder Agreement limiting the rights of SSI and STI to resell and acquire additional shares of common stock of the Company. Registrant and SSI also entered into a Registration Rights Agreement pursuant to which Registrant granted SSI certain rights to have the resale of the shares of common stock of the Company issued to it under the NSMG Combination Agreement registered under the Securities Act of 1933. Under the terms of the Registration Rights Agreement, until all of the registrable shares could be resold under Rule 144 under the Securities Act, New VERITAS will permit SSI to "piggyback" on other registration statements, and to request registration of resales once in any nine-month period.

    Registrant will account for its acquisitions of the NSMG business and TSI under the purchase method of accounting. As a result, the excess of the purchase price over the fair value of identified tangible assets acquired, less the fair value of liabilities assumed, will be capitalized by the Company.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    It is impracticable for Registrant currently to provide the financial statements called for by this Item 7(a). Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

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     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is impracticable for Registrant currently to provide the pro forma financial information called for by this Item 7(b). Pursuant to paragraphs
(b)(2) and (a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but not later than required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K.

     (c)  EXHIBITS

          The following exhibits are filed herewith:

          2.01 Amended and Restated Agreement and Plan of Reorganization, dated as of April 15, 1999, among Registrant, Old VERITAS, Seagate Technology, Inc., Seagate Software, Inc. and Seagate Software Network & Storage Management Group, Inc. (Incorporated by reference to Exhibit 2.01 of the Registrant's Registration Statement on Form S-4, as amended, declared effective on April 22, 1999 (the "April 1999 Registration Statement")).

          2.02 Amended and Restated Combination Agreement by and among Registrant, Old VERITAS and TeleBackup Systems Inc., an Alberta corporation ("TSI"), dated as of April 12, 1999 (incorporated by reference to Exhibit 2.02 of the April 1999 Registration Statement).

          2.03 Plan of Arrangement Under Section 186 of the Business Corporations Act (Alberta). (Incorporated by reference to Appendix M of the Prospectus/Proxy Statement contained in the April 1999 Registration Statement).

          4.01 Registration Rights Agreement between Registrant and Seagate Software, Inc., dated as of May 28, 1999.

          4.02 Stockholder Agreement between Registrant, Old VERITAS, Seagate Software, Inc. and Seagate Technology, Inc., dated as of May 28, 1999.

          4.03 Escrow Agreement among Registrant, Old VERITAS, Dr. Byron G. Osing as representative for certain holders of TSI common shares, and Chase Manhattan Bank and Trust Company, National Association, as Escrow Agent.

          4.04 Voting, Support and Exchange Trust Agreement, dated June 1, 1999, between Registrant, Old VERITAS, TeleBackup Exchangeco Inc., an Alberta corporation, and Montreal Trust Company of Canada, a Canadian trust company.


                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       VERITAS Software Corporation

                                       By: /s/ KENNETH E. LONCHAR
Date:    June 11, 1999                    --------------------------------------
                                          Kenneth E. Lonchar
                                          Senior Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX
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
NUMBER         DESCRIPTION
------         ------------
 4.01          Registration Rights Agreement between Registrant and Seagate
               Software, Inc., dated as of May 28, 1999.

 4.02 Stockholder Agreement between Registrant, Old VERITAS, Seagate Software, Inc. and Seagate Technology, Inc., dated as of May 28, 1999.

 4.03          Escrow Agreement among Registrant, Old VERITAS, Dr. Byron G.
               Osing as representative for certain holders of TSI common shares, and Chase Manhattan Bank and Trust Company, National Association, as Escrow Agent.

 4.04 Voting, Support and Exchange Trust Agreement, dated June 1, 1999, between Registrant, Old VERITAS, Telebackup Exchangeco Inc., an Alberta corporation, and Montreal Trust Company of Canada, a Canadian trust company.
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